Schedule of Investments ─ IQ Hedge Market Neutral Tracker ETF

January 31, 2023 (unaudited)

	Shares	Value
Short-Term Investment — 0.2%

Money Market Fund — 0.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.30%(a)
(Cost $11,686)	11,686	$11,686

Total Investments — 0.2%
(Cost $11,686)		11,686
Other Assets and Liabilities, Net — 99.8%		6,200,564
Net Assets — 100.0%		$6,212,250

(a)	Reflects the 1-day yield at January 31, 2023.

Schedule of Investments ─ IQ Hedge Market Neutral Tracker ETF (continued)

January 31, 2023 (unaudited)

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to the Fund's most recent semi-annual or annual financial statements.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(b)
Short-Term Investment:
Money Market Fund	$11,686	$–	$–	$11,686
Total Investments in Securities	$11,686	$–	$–	$11,686

(b)	For a complete listing of investments and their industries, see the Schedule of Investments.

For the period ended January 31, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy.

A summary of the Fund’s transactions with any affiliated fund during the period ended January 31, 2023 is as follows:

Affiliated Holdings

	Shares at 04/30/2022	Value ($) at 04/30/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 01/31/2023	Value ($) at 01/31/2023
IQ Ultra Short Duration ETF	33,327	1,599,029	361,743	(1,948,753)	(29,483)	17,464	11,013	–	–	–